                                                                   EXHIBIT 10.27


                               WARRANT CERTIFICATE


NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ACCORDINGLY, NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, (II) PURSUANT TO RULE 144 OR RULE 144A UNDER THE SECURITIES ACT ONLY UPON A HOLDER HEREOF FIRST HAVING DELIVERED TO THE COMPANY A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED DISPOSITION OR (III) PURSUANT TO ANOTHER SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY (WHO MAY BE AN EMPLOYEE OF THE HOLDER), TO THE EFFECT THAT THE PROPOSED DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

DATED DECEMBER 31, 2004

                            TERREMARK WORLDWIDE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                               WARRANT CERTIFICATE
                      To Purchase Shares of Common Stock of
                            TERREMARK WORLDWIDE, INC


                                                                 [    ] Warrants

                  THIS CERTIFIES THAT, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CITIGROUP GLOBAL MARKETS REALTY CORP. or its registered assigns (the "HOLDER"), is the registered owner of the number of warrants specified above (collectively, the "WARRANTS"), each of which warrants entitles the holder, subject to the adjustment provisions and the conditions and limitations hereinafter set forth, to purchase from TERREMARK WORLDWIDE, INC., a corporation organized and existing under the laws of the State of Delaware (together with its successors and assigns, the "COMPANY"), one (1) share (as adjusted pursuant to Section 4 hereof) of the Company's Common Stock at a purchase price of $[ ] per share (as such purchase price is adjusted pursuant to Section 4 hereof, the "EXERCISE PRICE"). Certain capitalized terms used in this Warrant Certificate are defined in Section 10 hereof.

                  The Warrants represented by this certificate are part of an authorized issue of Warrants (the "AUTHORIZED WARRANTS") initially exercisable for an aggregate of 5,000,000 shares of Common Stock issued on the date hereof pursuant to the terms of the Loan Agreement.

                  The Warrants shall be void and all rights represented hereby shall cease after 5:00 p.m. Eastern Time on the Expiration Date. The Warrants shall not be terminable by the Company prior to the Expiration Date.

                  The shares of Common Stock issuable upon exercise of the Warrants (and any other or additional shares, securities or property that may hereafter be issuable upon exercise of the Warrants) are sometimes referred to herein as the "WARRANT SHARES," and the maximum number of shares so issuable under this Warrant Certificate is sometimes referred to as the "AGGREGATE NUMBER" as such number may be increased or decreased, as more fully set forth herein.

                  The Warrants are subject to the following provisions, terms and conditions:

                  1. EXERCISE; ISSUE OF CERTIFICATES; PAYMENT FOR SHARES. (a) The Warrants represented by this Warrant Certificate may be exercised by the Holder, in whole at any time or in part (but not as to fractional shares of Common Stock) from time to time, to purchase the Aggregate Number of shares (initially equal to [ ] shares) of Common Stock at all times on or prior to 5:00 p.m. Eastern Time on the Expiration Date.

                  (b) The Warrants shall be exercisable in whole at any time or in part from time to time by surrendering this Warrant Certificate on any Business Day (with the Exercise Form annexed hereto as SCHEDULE 1 properly completed and executed) to the Company at its principal office specified in
Section 15, or its then current address, and upon payment to the Company of the Exercise Price for the Warrant Shares being purchased.

                  (c) Payment of the aggregate Exercise Price with respect to an exercise in whole or in part of any Warrants may be made, in the sole discretion of the Holder, in the form of any of the following: (i) by cash or a check or bank draft in New York Clearing House funds; (ii) by the surrender of the applicable Warrant or Warrants, and without the payment of the Exercise Price in cash, for such number of Warrant Shares equal to the product of (1) the number of Warrant Shares for which such Warrant or Warrants are exercisable with payment in cash of the Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio; (iii) by tendering Notes having an aggregate principal amount, plus accrued and unpaid interest, if any, thereon to the date of exercise, equal to the Exercise Price; or (iv) by any combination of (i), (ii) and (iii) above. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such Warrant Shares as of the close of business on the Business Day of the surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid.

                  (d) Certificates for the shares so purchased and cash in lieu of any fractional shares shall be delivered to the Holder as promptly as practicable, not exceeding five (5) Business Days, after this Warrant Certificate shall have been so exercised, and unless the Warrants represented by this Warrant Certificate have expired or been fully exercised, a new

Warrant Certificate representing the number of shares with respect to which this Warrant Certificate shall not then have been exercised shall also be delivered to the Holder within such time.

                  2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES; LISTING. The Company covenants and agrees that: (a) all Warrant Shares will, upon issuance, be original-issue shares (and not treasury stock) fully paid and nonassessable and free from all taxes, claims, liens, charges and other encumbrances with respect to the issue thereof; (b) without limiting the generality of the foregoing, it will from time to time take all such action as may be required to assure that the par value per share of Common Stock shall at all times be less than or equal to the Exercise Price; (c) during the period within which the Warrants represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Warrants represented by this Warrant Certificate a sufficient number of original-issue shares of its Common Stock to provide for the exercise of all the Warrants represented by this Warrant Certificate; and (d) upon the exercise of the Warrants represented by this Warrant Certificate, it will, at its expense, promptly notify each securities exchange on which any Common Stock is at the time listed of such issuance, and use its best efforts to maintain a listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants represented by this Warrant Certificate to the extent such shares can be listed.

                  3. [Intentionally Omitted.]

                  4. ADJUSTMENTS TO EXERCISE PRICE AND AGGREGATE NUMBER. The Exercise Price and the Aggregate Number of shares of Common Stock issuable upon the exercise of each Warrant (the "EXERCISE RATE") are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 4.

                  (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company:

                  (1) pays a dividend or makes any other distribution on its Common Stock in shares of its Common Stock or in other capital stock of the Company; or

                  (2) subdivides, combines or reclassifies its outstanding shares of Common Stock,

then, in each case, the Exercise Rate and the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the Holder may, upon payment of the same aggregate Exercise Price payable immediately prior to such action, receive the Aggregate Number and kind of shares of capital stock of the Company which the Holder would have owned immediately following such action if such Warrants had been exercised immediately prior to such action.

                  Any such adjustment shall become effective immediately after the record date of such dividend or distribution or the effective date of such subdivision, combination or reclassification, as applicable.

                  If after an adjustment the Holder upon exercise of a Warrant may receive shares of two or more classes of capital stock of the Company, the board of directors of the

Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this
Section 4.

                  Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) ADJUSTMENT FOR CERTAIN ISSUANCES OF COMMON STOCK. If the Company issues, sells or distributes to any Person (i) shares of its Common Stock, (ii) any rights, options or warrants entitling any Person to purchase shares of Common Stock or (iii) any rights, warrants or options or other securities convertible into or exchangeable for Common Stock, in each case, at a price per share less than the Current Market Value on the record date for determining entitlements to participate in such issuance, sale or distribution (the "TIME OF DETERMINATION"), the Exercise Rate shall be adjusted in accordance with the formula:

                           E' = E x    O + N
                                   ---------
                                   O + N x P
                                       -----
                                           M

and the Exercise Price shall be adjusted in accordance with the following formula:

                            EP' = EP x E
                                      --
                                      E'

where:

                  E' =      the adjusted Exercise Rate.

                  E  =      the Exercise Rate immediately prior to the Time of
                            Determination for any such issuance, sale or distribution.

                  EP' =     the Adjusted Exercise Price.

                  EP  =     the Exercise Price immediately prior to the Time
                            of Determination for any such issuance, sale or distribution.

                  O   =     the number of Fully Diluted Shares (as defined
                            below) outstanding immediately prior to the Time of Determination for any such issuance, sale or distribution.

                  N   =     the number of additional shares of Common Stock
                            issued, sold or issuable upon exercise of such rights, options or warrants or other convertible or exchangeable securities.

                  P   =     the per share price received and receivable by the
                            Company in the case of any issuance or sale of Common Stock or rights, options or warrants or other convertible or exchangeable securities (inclusive of the exercise price per share of Common Stock payable upon exercise of such rights, options or warrants or other convertible or exchangeable securities).

                  M  =      the Current Market Value per share of Common Stock
                            on the Time of Determination for any such issuance, sale or distribution.

                  For purposes of this Section 4 the term "FULLY DILUTED SHARES" shall mean (i) the shares of Common Stock outstanding as of a specified time, and (ii) the shares of Common Stock into or for which rights, options, warrants or other convertible or exchangeable securities outstanding as of such date are exercisable, convertible or exchangeable (other than the Warrants or any of the other Authorized Warrants).

                  The adjustments shall be made successively whenever any such shares, rights, options or warrants or other convertible or exchangeable securities are issued and shall become effective immediately after the relevant Time of Determination. Notwithstanding the foregoing, the Exercise Rate and the Exercise Price shall not be subject to adjustment pursuant to this subsection
(b) in connection with (i) the issuance of any shares of Common Stock upon exercise of any such rights, options or warrants or other convertible or exchangeable securities which have previously been the subject of an adjustment under this Agreement for which the required adjustment has been made, (ii) Common Stock Equivalents or shares of Common Stock issued upon exercise of any Common Stock Equivalents issued to employees, officers or directors of, or consultants or advisors to the Company or any of its subsidiaries, pursuant to stock purchase or stock option plans or other arrangements that are approved by the board of directors of the Company for the purpose of compensation or similar payment in connection with employment or services rendered to the Company or its Subsidiaries, (iii) shares of Common Stock issued upon exercise of any Common Stock Equivalents outstanding on the date hereof and (iv) any exercise of the Warrants or any of the other Authorized Warrants. If at the end of the period during which any such rights, options or warrants or other convertible or exchangeable securities are exercisable, not all rights, options or warrants or other convertible or exchangeable securities shall have been exercised, the Warrants shall be immediately readjusted to what it would have been if "N" in each of the above formulas had been the number of shares actually issued.

(c) ADJUSTMENT FOR OTHER DISTRIBUTIONS. If the Company distributes to holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (whether in cash, property or otherwise), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the Exercise Rate shall be adjusted in accordance with the formula:

                             E' = E x   M
                                    -----
                                    M - F

and the Exercise Price shall be decreased (but not increased) in accordance with the following formula:

                             EP' = EP x E
                                        -
                                        E'
where:

                  E'  =     the adjusted Exercise Rate.

                  E   =     the current Exercise Rate on the record date
                            referred to in this subsection (c) below.

                  EP' =     the Adjusted Exercise Price.

                  EP  =     the current Exercise Price on the record date
                            referred to in this subsection (c) below.

                  M   =     the Current Market Value per share of Common Stock
                            on the record date referred to in this subsection
                            (c) below.

                  F   =     the fair market value (as determined in good faith
                            by the Company's board of directors) on the record date referred to in this subsection (c) below of the indebtedness, assets, rights, options or warrants distributable in respect of one share of Common
                            Stock.

                  The adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If any adjustment is made pursuant to clause (iii) above of this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrants shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date. Notwithstanding anything to the contrary contained in this subsection (c), if "M-F" in the above formula is less than $1.00 (or is a negative number) then in lieu of the adjustment otherwise required by this subsection (c), the Company may elect to distribute to the Holder, upon exercise of any Warrants, the evidences of indebtedness, assets, rights, options or warrants which would have been distributed to such Holder had such Warrants been exercised immediately prior to the record date for such distribution.

                  This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 4.

                  (d) The following provisions shall be applicable to the making of adjustments of the Exercise Price and Exercise Rate herein before provided for in this Section 4:

                  (i) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 4.

                  (ii) The adjustments required by the preceding subsections of this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except as expressly provided herein. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (iii) In computing adjustments under this Section 4 fractional interests in Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

                  (iv) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any item described in Sections 4(a) through 4(c) hereof, but abandon its plan to pay or deliver such item, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (v) The consideration for any additional shares of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such options, warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such options, warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration received or receivable by the Company for issuing any options, warrants or other rights to subscribe for or purchase such convertible or exchangeable securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion, exercise or exchange of such convertible or exchangeable securities. In case of the issuance at any time of any additional shares of Common Stock or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (e) (i) If any event occurs as to which the other provisions of this Section 4 are not strictly applicable but the lack of any provision for the exercise of the rights of the Holder would not fairly protect the purchase rights of such Holder in accordance with the essential intent and principles of such provisions, or, if strictly applicable, would not fairly protect the conversion rights of such Holder in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants in the United States (which may be the regular auditors of the Company) of recognized national standing in the United States reasonably satisfactory to the Required Holders, which shall give their opinion as to the adjustments, if any, necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the other provisions of this Section 4, the exercise rights of such Holder. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

                  (ii) In case of any capital reorganization, other than in the cases referred to in Section 4(a), (b) or (c) hereof and other than any capital reorganization that does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of all or substantially all of the assets of the Company (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the board of directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any such shares or other securities or property thereafter deliverable upon exercise of Warrants.

                  The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation or other entity purchasing such assets shall (i) expressly assume, by a supplemental warrant or other acknowledgment executed and delivered to the Holder the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and the due and punctual performance and observance of each and every covenant, condition, obligation and liability under this Warrant Certificate to be performed and observed by the Company in the manner prescribed herein and (ii) if such Reorganization takes place prior to consummation by the Company of all of its registration obligations under the Stockholders Agreement, enter into an agreement providing to the Holder rights and benefits substantially similar to those enjoyed by the Holder hereof under the Stockholders Agreement.

                  The foregoing provisions of this Section 4(e)(ii) shall apply to successive Reorganization transactions.

                  (f) (i) In case:

                           (A) the Company shall authorize the issuance to holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                           (B) the Company shall authorize the distribution to holders of shares of Common Stock of evidences of its indebtedness or assets or of rights, options or warrants to subscribe for or purchase any of the foregoing; or

                           (C) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale of all or substantially all of the assets of the Company, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants, or a tender offer or exchange offer for shares of Common Stock; or

                           (D) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                           (E) the Company proposes to take any action that would require an adjustment to the Exercise Rate or Exercise Price pursuant to this Section 4;

then the Company shall give prompt written notice to the Holder at least fifteen
(15) days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such shares, rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up. The failure by the Company to give such notice or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, dissolution, liquidation or winding up, or the vote upon any action.

                  (ii) Within five (5) days after the occurrence of an event resulting in an adjustment pursuant to this Section 4, the Company shall cause to be promptly mailed to the Holder (and upon the exercise hereof, to the exercising Holder) by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Exercise Price and Exercise Rate effected since the date of the last such notice and a certificate of the Company's Chief Financial Officer or Chief Accounting Officer, setting forth the Exercise Price and Exercise Rate after such adjustment(s), a brief statement of the facts requiring such adjustment(s) and the computation by which such adjustment(s) was made.

                  (g) The occurrence of a single event shall not trigger an adjustment of the Exercise Price and Exercise Rate under more than one subsection of this Section 4.

                  5. TAXES ON CONVERSION. The issuance of certificates for Warrant Shares upon the exercise of the Warrants shall be made without charge to the Holder exercising the Warrants for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

                  6. LIMITATION OF LIABILITY. No provision hereof in the absence of the exercise of the Warrants by the Holder and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability on the part of the Holder for the Exercise Price of the Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by any creditor of the Company. Upon exercise of Warrants the Holder will have the right to vote the Common Stock received upon such exercise. No Holder shall be entitled to vote or be deemed the holder of Common Stock (or any other securities as may be issuable upon the exercise of the Warrants) nor shall anything contained herein be construed to confer upon the Holder the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders or to receive dividends, distributions or subscription rights or otherwise (except as provided herein), until the Warrants shall have been exercised in accordance with the terms and conditions of the Warrants.

                  7. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of the Warrants or any Warrant Shares that have been issued or are issuable upon the exercise of the Warrants in any manner that interferes with the timely exercise hereof. The Company shall deem and treat the Holder as the absolute owner thereof for all purposes, including without limitation for the purpose of exercise thereof. The Company agrees that, upon exercise of the Warrants in accordance with the terms hereof (including receipt by the Company of payment of the aggregate Exercise Price), the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which the Warrants shall have been exercised and the Holder shall be deemed for all purposes a stockholder of the Company with respect to such shares as though the certificate for such shares had been issued on the date of such exercise.

                  8. RESTRICTIONS ON TRANSFER.

                  (a) Each certificate for any Warrant Shares issued upon the exercise of the Warrants, and each stock certificate issued upon the transfer of any such Warrant Shares (except as otherwise permitted by this Section 8) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, (II) PURSUANT TO RULE 144 OR RULE 144A UNDER THE SECURITIES ACT ONLY UPON A HOLDER HEREOF FIRST HAVING DELIVERED TO THE COMPANY A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED DISPOSITION OR (III) PURSUANT TO ANOTHER

         SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY (WHO MAY BE AN EMPLOYEE OF THE HOLDER), TO THE EFFECT THAT THE PROPOSED DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(b) Each Warrant Certificate issued in substitution for any Warrant Certificate pursuant to Section 11, 12 or 13 hereof and each Warrant Certificate issued upon the transfer of any Warrant (except as otherwise permitted by this Section 8) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ACCORDINGLY, NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, (II) PURSUANT TO RULE 144 OR RULE 144A UNDER THE SECURITIES ACT ONLY UPON A HOLDER HEREOF FIRST HAVING DELIVERED TO THE COMPANY A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED DISPOSITION OR (III) PURSUANT TO ANOTHER SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY (WHO MAY BE AN EMPLOYEE OF THE HOLDER), TO THE EFFECT THAT THE PROPOSED DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  (c) The restrictions imposed by this Section 8 upon the transferability of Warrants and Warrant Shares shall apply as to the Warrants and any Warrant Shares until (i) such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (ii) such time as, in the reasonable opinion of counsel for the Company, or upon the written opinion of counsel for the Holder thereof reasonably acceptable to the Company, such restrictions are not required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Warrant Shares, the Holder shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legends set forth in
Section 8(a) or 8(b), as applicable.

                  9. PREEMPTIVE RIGHTS. In the event that the Company seeks to sell newly issued Common Stock Equivalents ("NEW ISSUANCE SECURITIES"), each holder of Warrants shall be entitled to acquire, at the proposed offering price of such New Issuance Securities, that number of New Issuance Securities equal to the aggregate number of New Issuance Securities proposed to be so offered multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock into which the Warrants held by such holder shall yield upon exercise if such Warrants were exercised on the issue date of such New Issuance Securities and the denominator of which shall be the aggregate number of Fully Diluted Shares of Common Stock issued and outstanding of the Company on the issue date of such New Issuance Securities. In connection with any proposed issuance of such New Issuance Securities, the Company shall give to each holder of Warrants the same information about the Company, its business and such issuance and the same notice of its intention to effect such issuance (but in no event less than 10 Business Days notice) as given to the other prospective purchasers in such transaction specifying in such notice the number of New Issuance Securities to be sold, and the proposed offering price per New Issuance Securities. Each holder shall have the right, exercisable concurrently with purchases by other purchasers, to elect to purchase up to the maximum number of New Issuance Securities to which such holder is entitled to acquire hereunder with such purchase being effected by such holder's payment to the Company by wire transfer of immediately available funds, an amount equal to the number of New Issuance Securities to be purchased by such holder, multiplied by the offering price per New Issuance Security against delivery of certificates evidencing the number of New Issuance Securities so acquired, which will be issued in the name of such holder. To the extent any New Issuance Securities proposed to be sold shall not have been subscribed to by an existing holder, the Company shall be free thereafter to sell such New Issuance Securities by way of a private placement, or similar offering, at an offering price per New Issuance Security not less than that set forth in the notice to the holders. The preemptive rights established by this Section 9 shall have no application to any of the following New Issuance Securities: (i) Common Stock Equivalents or shares of Common Stock issued upon exercise of any Common Stock Equivalents issued to employees, officers or directors of, or consultants or advisors to the Company or any of its subsidiaries, pursuant to stock purchase or stock option plans or other arrangements that are approved by the board of directors of the Company for the purpose of compensation or similar payment in connection with employment or services rendered to the Company or its Subsidiaries; (ii) Shares of Common Stock issued upon exercise of any Common Stock Equivalents outstanding on the date hereof; (iii) any New Issuance Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the board of directors of the Company; (iv) Common Stock or Common Stock Equivalents issued in connection with any stock split, stock dividend or recapitalization by the Company; (v) any New Issuance Securities that are issued by the Company pursuant to an underwritten public offering; and
(vi) any New Issuance Securities sold or granted to any Person other than for money or for any purpose other than the raising of capital for the Company and its Subsidiaries.

                  10. DEFINITIONS. As used in this Warrant Certificate, unless the context otherwise requires, the following terms have the following respective meanings:

                  AFFILIATE: shall mean with respect to any specified Person:
         (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly,

         5% or more of such specified Person's capital stock or any officer or director of any such specified Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption no more remote than first cousin; or (iii) any other Person 5% or more of the voting stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  AGGREGATE NUMBER: shall have the meaning as set forth in the fourth paragraph of this Warrant Certificate.

                  AUTHORIZED WARRANT SHARES: shall mean the Warrant Shares and all shares of Common Stock (and any other or additional shares, securities or property issued upon exercise of any other Authorized Warrants) issued upon exercise of any other Authorized Warrants.

                  AUTHORIZED WARRANTS: shall have the meaning as set forth in the second paragraph of this Warrant Certificate.

                  BUSINESS DAY:  shall mean any day other than a Legal Holiday.

                  CAPITAL STOCK: shall mean, (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person; (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person; and (iii) any rights, warrants or options exchangeable for or convertible into any of the foregoing.

                  CASHLESS EXERCISE RATIO: shall mean an amount equal a fraction, the numerator of which is the excess of the Current Market Value of one share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value of one share of Common Stock on the date of exercise.

                  CLOSING BID PRICE: shall mean for any Security on each trading day (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company or
         (C) if neither clause (A) nor (B) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each trading day designated by the Company. If there are no such prices on a trading day, then the market price shall not be determinable for such trading day.

                  CLOSING DATE: shall mean December 31, 2004.

                  COMMISSION: shall mean the United States Securities and Exchange Commission and any other similar or successor agency of the United States federal government administering the Securities Act or the Exchange Act.

                  COMMON STOCK: shall mean the shares of Common Stock, par value $.001 per share, of the Company, currently provided for in the Certificate of Incorporation of the Company, and including, for all purposes hereunder, any other capital stock of the Company into which such shares of Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or like events.

                  COMMON STOCK EQUIVALENTS: shall mean (a) an outstanding share of Common Stock, which shall be deemed to equal one Common Stock Equivalent, (b) an outstanding security that is, at the time in question, convertible by its terms into Common Stock, with such security to be deemed to equal to number of Common Stock Equivalents that equal the amount of shares of Common Stock into which it is then so convertible, (c) an outstanding option, warrant or right to acquire Common Stock that is, at the time in question, exercisable by its terms for Common Stock, with such option, warrant or right to be deemed to be equal to the number of Common Stock Equivalents that equals the number of shares of common stock for which it is then so exercisable and (d) an outstanding option, warrant or right that is, at the time in question, exercisable by its terms for a security that, at the time in question, is convertible by its terms in to Common Stock, with such option, warrant or right to be deemed to be equal to the number of Common Stock Equivalents that equals the number of shares of Common Stock for which the convertible securities for which they are then exercisable would then be convertible.

                  COMPANY: shall have the meaning as set forth in the first paragraph of this Warrant Certificate.

                  COMPUTATION AMOUNT: shall have the meaning as set forth in
         Section 14(i).

                  CURRENT MARKET VALUE: per share of Common Stock or of any other security (herein collectively referred to as a "SECURITY") at any date shall be:

                           (1) if the Security is not registered under the
                  Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the value of the Security determined by an Independent Financial Expert, or

                           (2) if the Security is registered under the Exchange
                  Act, the average of the daily closing bid prices of such Security for the 20 consecutive trading days preceding such date, but only if such Security shall have been listed on a national securities exchange or the Nasdaq National Market or traded through an automated quotation system during such entire 20 trading day period. If such Security shall have not been so listed or traded for such entire 20 trading day period, the Current Market Value of such Security shall be determined as if the Security was not registered under the Exchange Act.

                  EFFECTIVENESS DEADLINE: shall have the meaning as set forth in
         Section 14(a).

                  EFFECTIVENESS PERIOD: shall have the meaning as set forth in
         Section 14(b).

                  EXERCISE PRICE: shall have the meaning as set forth in the first paragraph of this Warrant Certificate.

                  EXERCISE RATE: shall have the meaning as set forth in Section 4(a).

                  EXCHANGE ACT: shall mean the Securities Exchange Act of 1934, as amended.

                  EXPIRATION DATE: shall mean the later of (i) December 31, 2011 and (ii) the date that the Company's obligations under the Loan Agreement are paid in full and the Loan Agreement is terminated.

                  FULLY DILUTED SHARES: shall have the meaning as set forth in
         Section 4(b).

                  HOLDER: shall have the meaning as set forth in the first paragraph of this Warrant Certificate.

                  INDEPENDENT: shall mean any Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or any of its subsidiaries, or in any Affiliate of the Company or any of its subsidiaries (other than as a result of holding securities of the Company in trading accounts) and (iii) is not an officer, employee, promoter, trustee, partner, director or Person performing similar functions for the Company or any of its subsidiaries or any Affiliate of the Company or any of its subsidiaries.

                  INDEPENDENT FINANCIAL EXPERT: shall mean a reputable accounting, appraisal or investment banking firm that is, in the reasonable judgment of the board of directors of the Company, qualified to perform the task for which such firm has been engaged hereunder, is nationally recognized and disinterested and Independent with respect to the Company and its Affiliates and is reasonably acceptable to the Required Holders.

                  LOAN AGREEMENT: shall mean the Loan Agreement dated December 31, 2004 among the Company and lenders named therein pursuant to which the Authorized Warrants were issued.

                  NEW ISSUANCE SECURITIES: shall have the meaning as set forth in Section 9.

                  NONEFFECTIVE PERIOD: shall have the meaning as set forth in
         Section 14(i).

                  NOTES: shall mean the notes of the Company issued pursuant to the Loan Agreement.

                  PERIODIC AMOUNT: shall have the meaning as set forth in
         Section 14(i).

                  PERSON: shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  REGISTRATION STATEMENT: shall have the meaning as set forth in
         Section 14(a).

                  REORGANIZATION: shall have the meaning as set forth in Section 4(e).

                  REQUIRED HOLDERS: shall mean any registered holder or holders holding in the aggregate more than 50% of the outstanding Authorized Warrants (including the Warrants) and Authorized Warrant Shares.

                  SECURITIES ACT: shall mean the Securities Act of 1933, as amended.

                  SELLING HOLDERS: shall mean, with respect to a specified registration under Section 14 hereof, holders of Authorized Warrants (including the Warrants) and the holders of Authorized Warrant Shares (including the Warrant Shares) whose securities are included in such registration.

                  TIME OF DETERMINATION: shall have the meaning as set forth in
         Section 4(b).

                  WARRANTS: shall have the meaning as set forth in the first paragraph of this Warrant Certificate.

                  WARRANT SHARES: shall have the meaning as set forth in the first paragraph of this Warrant Certificate.

                  11. WARRANTS TRANSFERABLE. This Warrant Certificate is issued as a Warrant Certificate for which there is a register maintained by the Company. Subject to the provisions of Section 8, the transfer of the Warrants represented by this Warrant Certificate and all rights hereunder, in whole or in part, is registerable at the office or agency of the Company referred to in
Section 1 hereof by the Holder in person or by duly authorized attorney, upon surrender of this Warrant Certificate with a properly completed Form of Assignment in the form annexed hereto as SCHEDULE 2. The Holder, by taking or holding the same, consents and agrees that this Warrant Certificate, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant Certificate shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights of a "Holder" represented by this Warrant Certificate, or to the registration of transfer hereof on the books of the Company; and until due presentment for registration of transfer on such books, the Company may treat the Holder thereof as the owner for all purposes, and the Company shall not be affected by notice to the contrary. Any transfer tax relating to a transfer of this Warrant Certificate shall be paid by the Holder who transfers such Warrant Certificate.

                  12. WARRANT CERTIFICATES EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. Subject to the provisions of Section 8, this Warrant Certificate is exchangeable, upon the surrender hereof by the Holder hereof at such office or agency of the Company, for new Warrant Certificates of like tenor representing in the aggregate the number of Warrants represented hereby, each of such new Warrant Certificates to represent the number of Warrants as shall be designated by said Holder at the time of such surrender.

                  13. REPLACEMENT OF WARRANT CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond (or, in the case of the original Holder hereof or any substantial financial institution to which any Warrants represented by this Warrant Certificate may be transferred, an unsecured indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company will execute and deliver, subject to the provisions of Section 8, in lieu thereof, a new Warrant Certificate of like tenor to the Holder of such Warrant, at such Holder's expense.

                  14. REGISTRATION RIGHTS. The Company hereby agrees with the Selling Holders that:

                  (a) The Company shall use its commercially reasonable efforts to file or cause to be filed a registration statement (the "REGISTRATION STATEMENT") under the Securities Act, to permit the resale from time to time by the holders of the Authorized Warrants and the Authorized Warrant Shares and to have such registration statement declared effective no later than 180 days following the Closing Date (the "EFFECTIVENESS DEADLINE").

                  (b) The Company shall use its commercially reasonable efforts to cause such Registration Statement to remain effective until the earlier to occur of (A) the expiration of the time period referred to in Rule 144(k) under the Securities Act (provided that all Authorized Warrants and Authorized Warrant Shares are then available for immediate sale to the public under such rule) and
(B) such time as all Authorized Warrants and Authorized Warrant Shares covered by the Registration Statement have been sold or are otherwise freely tradable without registration under the Securities Act (the "EFFECTIVENESS PERIOD").

                  (c) In connection with the foregoing, the Company will:

                  (1) Prepare and file with the Commission a Registration Statement with respect to the Authorized Warrants and the Authorized Warrant Shares and use its commercially reasonable efforts to cause such Registration Statement to become effective.

                  (2) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and rules thereunder with respect to the sale or other disposition of all securities covered by such Registration Statement whenever the holder of such securities shall desire to sell the same.

                  (3) Furnish to the Selling Holders, without charge, such number of copies of the Registration Statement, any pre-effective or post-effective amendment thereto, the prospectus (including a preliminary prospectus), and any amendment or supplement thereof, in each case in conformity with the requirements of the Securities Act, and such other documents, as the Selling Holders may reasonably request in order to facilitate the sale of securities covered by such Registration Statement owned by the Selling Holders.

                  (4) Use its commercially reasonable efforts (i) to register and qualify, or qualify for exemption from registration for, the securities covered by such Registration Statement under applicable blue sky laws, and do such other reasonable acts and things as may be required in jurisdictions to which such blue sky laws apply and (ii) to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the lifting of any suspension from qualification (or exemption from qualification) of the offer and transfer of any such securities in any jurisdiction, at the earliest possible time; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or qualify as a foreign corporation in any jurisdiction.

                  (5) Promptly notify the Selling Holders of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  (6) Provide and cause to be maintained a transfer agent and registrar for all Authorized Warrant Shares covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

                  (7) Use its commercially reasonable efforts to cause the Authorized Warrant Shares to be listed on the American Stock Exchange or such other principal national securities exchange on which the shares of Common Stock are then listed or if the shares are not so listed, on The NASDAQ Stock Market, if the shares are then listed on such market.

                  (8) Furnish at the request of the Selling Holders, on the date that the Registration Statement with respect to the Authorized Warrants and the Authorized Warrant Shares becomes effective, an opinion, dated as of such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the Selling Holders and in customary form and covering such matters of the type customarily covered by such letter and stating, among other things, that such Registration Statement has become effective under the Securities Act and that to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

                  (d) All of the expenses incurred in complying with the foregoing, including, without limitation, all registration, filing and qualification fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel and accountants for the Company, expenses of any special audits incident to or required by any such registration, expenses of complying with the securities or blue sky laws or any jurisdictions shall be paid by the Company.

                  (e) The Selling Holders shall furnish to the Company such information regarding itself, the Authorized Warrants and the Authorized Warrant Shares beneficially owned by it and the intended method of disposition of the Authorized Warrants and the Authorized Warrant Shares beneficially owned by it as shall be reasonably required to effect the registration of the Authorized Warrants and the Authorized Warrant Shares and shall execute such documents in connection with such registration as the Company may reasonably request.

                  (f) In the event of any offer of the Authorized Warrants or the Authorized Warrant Shares pursuant to the Registration Statement or any amendment thereof hereof, the Company agrees to indemnify and hold harmless the Selling Holders, each underwriter, if any, of the Authorized Warrants and the Authorized Warrant Shares, and each other person, if any, who controls any Selling Holder or any such underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which the Authorized Warrants and the Authorized Warrant Shares were registered and offered under the Securities Act or any prospectus contained therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Holders, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by the Selling Holders, such underwriter or controlling person in connection with the investigation or defense of any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or such prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Selling Holders, such underwriter or such controlling person, specifically for use in preparation thereof, provided further, that the Company shall not file any such Registration Statement or prospectus containing information relating to the Selling Holders without providing the Selling Holders with an opportunity to review and, to the extent incorrect, correct such information.

                  (g) In the event of any offer of the Authorized Warrants and the Authorized Warrant Shares pursuant to the Registration Statement or any amendment thereof, and to the extent permitted by applicable law, the Selling Holders and each other person, if any, who controls any Selling Holder within the meaning of the Securities Act, severally but not jointly, agrees to indemnify and hold harmless the Company, each person who controls the Company within the meaning of the Securities Act, and each officer and director of the Company from and against any losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person or any such officer or director may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such post-effective amendment or other Registration Statement under which the Authorized Warrants and the Authorized Warrant Shares were offered or any prospectus contained therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon, and in conformity with, written information furnished to the Company by such Selling Holder or such controlling person specifically for use in connection with the preparation thereof (provided that the Company shall have afforded such Selling Holder with an opportunity to review, and to the extent incorrect, correct such information prior to the filing thereof), and to reimburse the Company, each such controlling person and each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating, or defending any such loss, claim, damage, liability or action; provided, however, that any such indemnification obligation shall be limited to an aggregate maximum dollar amount not to exceed the aggregate dollar amount of the proceeds received by such Selling Holder in any such offering.

                  (h) Promptly after receipt by an indemnified party of notice of the commencement of any action or the assertion of a claim that may be subject to indemnification hereunder, such indemnified party, if a claim in respect thereof is to be made against an indemnifying party, will give written notice to such indemnifying party of the commencement or assertion thereof. Indemnification provided for under this Section 6 shall not be available to the indemnified party if it shall fail to give such notice to the indemnifying party (if the indemnifying party was not aware of the action) to the extent the indemnifying party was prejudiced by failure to receive such notice, but the omission to give such notice shall not relieve the indemnifying party from any liability it otherwise may have to the indemnified party. In case any such action is brought or such assertion is made against any indemnified party, and it notifies any indemnifying party of such commencement or assertion, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation.

                  (i) If the Registration Statement covering the securities required to be filed by the Company pursuant to Section 14 hereof is not declared effective by the Commission by the Effectiveness Deadline, or the Registration Statement shall cease to be effective at any time after the Effectiveness Deadline but prior to the termination of the Effectiveness Period (a "NONEFFECTIVE PERIOD"), then the Company shall make the payments to the Selling Holders as provided in the next sentence as additional damages and not as a penalty; PROVIDED HOWEVER, that if after a Registration Statement is declared effective the Board of Directors of the Company reasonably determines in good faith that the continued effectiveness of the filing of such Registration Statement at such time would be materially detrimental to the Company and it is therefore necessary to suspend the filing of such Registration Statement the Company may suspend the effectiveness of such Registration Statement for a period of time not to exceed 90 days in any 12 month period without incurring any payments pursuant to this subsection (i) for such Noneffective Period. The amount to be paid by the Company to the Selling Holders shall be determined as of each Computation Date (as defined below), and such amount shall be equal to $7,500 for the period from the Effectiveness Deadline or the commencement of a Noneffective Period, as applicable, to the first Computation Date, and for each 30-day period of any subsequent Computation Dates thereafter, calculated on a pro rata basis to the date on which the Registration Statement is declared effective by the Commission (the "PERIODIC AMOUNT"). The full Periodic Amount shall be paid by the Company to the Holder by wire transfer of immediately available funds within three days after each Computation Date. As used in this subsection (i), "COMPUTATION DATE" means the date which is 30 days after the Effectiveness Deadline or the commencement of a Noneffective Period, as applicable, and, if the Registration Statement to be filed by the Company pursuant to this Section 14 has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

                  (j) The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it ceases to be required to file such reports, it will, upon the request of the Holder, make publicly available other information that fulfills the information requirements set forth in Rule 144 (c) (2)), and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell the Warrants and the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to it a written statement as to whether the Company has complied with such information disclosure and other requirements.

                  15. CERTIFICATE RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANTS. The rights and obligations of the Company contained in this Warrant Certificate shall survive the exercise or repurchase of the Warrants represented by this Warrant Certificate to the extent that such survival is necessary to give effect to a provision hereof.

                  16. NOTICES. All notices, requests and other communications required or permitted to be given or delivered to the Holder of this Warrant Certificate shall be in writing, and shall be delivered, or shall be sent by first-class mail, postage prepaid, and addressed, to such Holder at the address shown on this Warrant Certificate, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered to the Company shall be in writing, and shall be delivered, or shall be sent by first-class mail, postage prepaid, and addressed to the office of the Company (return receipt requested) at 2601 S. Bayshore Drive, Miami, FL 33133,
Attention: Chief Financial Officer, with a copy to: Greenberg Traurig at 1221 Brickell Avenue, 21st Floor, Miami, FL 33133, Attention: Paul Berkowitz. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing delivered or sent by first-class mail, postage prepaid, as provided above. All notices shall be deemed to have been given either at the time of the delivery thereof to (or the transmission thereof, in the case of a facsimile) any officer or employee of the person entitled to receive such notice at the address of such person for purposes of this Section 16, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be, in each case addressed and given as aforesaid.

                  17. AMENDMENTS. Neither this Warrant Certificate nor any term or provision hereof may be amended, supplemented, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Holder.

                  18. REMEDIES. The Holder may seek to enforce the terms of this Warrant Certificate by seeking a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. If any default under the terms of this Warrant Certificate shall occur and be continuing, the Holder may proceed to protect and enforce its rights under this Warrant Certificate by exercising such remedies as are available to such Holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Warrant Certificate or in aid of the exercise of any power granted in this Warrant Certificate. No remedy conferred in this Warrant Certificate upon the Holder is intended to be exclusive of any other remedy available to such Holder, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

                  19. GOVERNING LAW. THIS WARRANT CERTIFICATE HAS BEEN EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS WARRANT CERTIFICATE AND THE RIGHTS GRANTED HEREIN SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES). ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST THE COMPANY WITH RESPECT TO THIS WARRANT CERTIFICATE OR ANY RELATED AGREEMENT SHALL BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS WARRANT CERTIFICATE, THE COMPANY ACCEPTS THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS WARRANT. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS OF THIS WARRANT OR THE WARRANT SHARES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS IN OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  20. WAIVER OF JURY TRIAL. THE COMPANY AND THE HOLDER OF THIS WARRANT CERTIFICATE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT CERTIFICATE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS WARRANT CERTIFICATE AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED HEREUNDER. THE COMPANY AND THE HOLDER OF THIS WARRANT CERTIFICATE ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS WARRANT CERTIFICATE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE HOLDER OF THIS WARRANT CERTIFICATE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS WARRANT CERTIFICATE AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND THE HOLDER OF THIS WARRANT CERTIFICATE FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS WARRANT CERTIFICATE OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                            [signature page follows]

                  IN WITNESS HEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                       TERREMARK WORLDWIDE, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE 1

                                  EXERCISE FORM


                 [TO BE EXECUTED ONLY UPON EXERCISE OF WARRANTS]


To:      [                           ]

                  The undersigned irrevocably exercises _______________ of the Warrants for the purchase of one share (subject to adjustment) of Common Stock, par value $.001 per share, of TERREMARK WORLDWIDE, INC. (the "Company") for each Warrant represented by the within Warrant Certificate and herewith makes payment of $____ (such payment being (a) in cash or by check or bank draft in New York Clearing House funds payable to the order of the Company, (b) by the surrender of the applicable Warrant or Warrants, and without the payment of the Exercise Price in cash, for such number of Warrant Shares equal to the product of (1) the number of Warrants Shares for which such Warrant or Warrants are exercisable with payment in cash of the Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio, (c) by tendering Notes having an aggregate principal amount, plus accrued and unpaid interest, if any, thereon to the date of exercise, equal to the Exercise Price or (d) by any combination of (a), (b) and (c) above, all at the exercise price and on the terms and conditions specified in the within Warrant Certificate, surrenders the within Warrant Certificate and all right, title and interest therein (except as to any unexercised Warrants) to the Company and directs that the Warrant Shares deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date: ___________________                           ____________________________

                                                                      SCHEDULE 2

                               FORM OF ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the rights of the undersigned under the within Warrant Certificate with respect to the number of Warrants set forth below:



                                                            Social Security or Other
          Names of                                            Identifying Number of             Number of
          Assignees                     Address                    Assignee(s)                  Warrants
          ---------                     -------             ------------------------            --------








and does hereby irrevocably constitute and appoint ___________ the undersigned's attorney to make such transfer on the books of [ ] maintained for that purpose, with full power of substitution in the premises.

Dated:  ___________________

                                          _____________________________________1
                                          (Signature of Owner)

                                          --------------------------------------
                                          (Street Address)

                                          --------------------------------------
                                          (City)     (State)     (Zip Code)




-------------------
1 The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.